UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05497

Western Asset Municipal High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

FORM N-Q

JANUARY 31, 2014

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 95.0%
Alabama - 2.5%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	$1,120,000	$1,104,813
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	400,000	397,412
Convertible Cabs	0.000%	10/1/50	3,500,000	1,711,010
Subordinated Lien Warrants	6.500%	10/1/53	1,000,000	994,250

Total Alabama				4,207,485

Arizona - 1.9%
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	1,000,000	1,022,750
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	1,500,000	1,522,965
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	545,550

Total Arizona				3,091,265

California - 8.4%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,000,000	2,809,740
California State Public Works Board, Lease Revenue, Various Capital Projects	5.125%	10/1/31	1,500,000	1,601,085
California Statewide CDA, Student Housing Revenue:
Provident Group-Pomona Properties LLC	5.600%	1/15/36	505,000	440,547
Provident Group-Pomona Properties LLC	5.750%	1/15/45	360,000	307,739
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,000,000	2,592,460
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	4,500,000	5,515,920
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	599,976

Total California				13,867,467

Colorado - 4.9%
Colorado Educational & Cultural Facilities Authority Revenue:
Cheyenne Mountain Charter Academy	5.250%	6/15/25	680,000	697,408
Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	512,387
Elbert County Charter	7.375%	3/1/35	785,000	768,939
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	4,000,000	4,717,520
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	1,000,000	884,990
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	500,000	528,345	(a)

Total Colorado				8,109,589

Delaware - 3.1%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	2,000,000	1,995,320
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	3,000,000	3,150,630

Total Delaware				5,145,950

District of Columbia - 2.5%
District of Columbia COP, District Public Safety & Emergency, AMBAC	5.500%	1/1/20	1,895,000	1,901,367
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/42	2,000,000	1,778,600
KIPP Charter School	6.000%	7/1/33	200,000	215,318
KIPP Charter School	6.000%	7/1/43	250,000	262,063

Total District of Columbia				4,157,348

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Florida - 3.6%
Beacon Lakes, FL, Community Development District, Special Assessment	6.900%	5/1/35	$100,000	$100,146
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,250,000	1,249,925
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	1,500,000	1,332,855	(b)
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	1,385,000	1,388,186
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	615,000	430,500	(c)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	932,789	401,099	(c)
University of Central Florida, COP, FGIC	5.000%	10/1/25	1,000,000	1,007,360

Total Florida				5,910,071

Georgia - 3.8%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,081,760
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,285,820
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,075,670
Franklin County, GA, Industrial Building Authority Revenue, Emmanuel College Inc.	6.000%	11/1/32	1,000,000	884,970

Total Georgia				6,328,220

Hawaii - 1.6%
Hawaii State Department of Budget & Finance Special Purpose Revenue:
Craigside Retirement Residence	7.500%	11/15/15	375,000	375,761
Hawaiian Electric Co.	6.500%	7/1/39	2,000,000	2,202,020

Total Hawaii				2,577,781

Illinois - 1.6%
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.125%	5/15/40	1,000,000	804,520	(d)
Refunding, Chicago Charter School Project	5.000%	12/1/26	1,000,000	1,002,540
Illinois State Finance Authority Revenue, Franciscan Communities Inc.	5.250%	5/15/47	1,000,000	817,780

Total Illinois				2,624,840

Indiana - 2.0%
County of St. Joseph, IN, EDR:
Holy Cross Village Notre Dame Project	6.000%	5/15/26	285,000	289,628
Holy Cross Village Notre Dame Project	6.000%	5/15/38	550,000	549,940
Indiana State Finance Authority Revenue, Private Activity Ohio River Bridges East End Crossing Project	5.000%	7/1/48	2,000,000	1,866,580	(b)
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	500,000	521,345	(b)

Total Indiana				3,227,493

Iowa - 1.4%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	500,000	494,255
Iowa Fertilizer Co. Project	5.250%	12/1/25	2,025,000	1,884,546

Total Iowa				2,378,801

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Kansas - 0.7%
Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health	5.000%	10/1/22	$1,150,000	$1,195,172

Kentucky - 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,106,800

Louisiana - 0.2%
Epps, LA, COP	8.000%	6/1/18	775,000	356,453

Maryland - 2.0%
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	3,000,000	3,283,920

Massachusetts - 1.1%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	685,000	610,965	(b)
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	1,000,000	1,128,200

Total Massachusetts				1,739,165

Michigan - 3.9%
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	2,000,000	1,839,540
Gaudior Academy, COP	7.250%	4/1/34	1,000,000	973,070
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	500,000	464,910
Evangelical Homes of Michigan	5.500%	6/1/47	750,000	686,122
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,406,540

Total Michigan				6,370,182

Missouri - 2.4%
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	500,000	523,185
Refunding, St. Lukes Episcopal	5.000%	12/1/21	1,300,000	1,382,498
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	5.875%	9/1/43	2,000,000	2,031,340

Total Missouri				3,937,023

Nebraska - 2.0%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	3,340,000	3,344,476
New Jersey - 3.9%
New Jersey State EDA Revenue:
Private Activity-Goethals Bridge Replacement Project	5.375%	1/1/43	1,500,000	1,516,575	(b)
Refunding	6.875%	1/1/37	5,000,000	4,951,250	(b)

Total New Jersey				6,467,825

New Mexico - 0.6%
Otero County, NM, COP, Jail Project Revenue	7.500%	12/1/24	1,000,000	989,730

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New York - 1.4%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	$2,000,000	$2,140,900
New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program	8.125%	7/1/19	155,000	155,586

Total New York				2,296,486

Ohio - 1.8%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	1,340,000	1,341,353
Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center	5.250%	5/15/21	1,500,000	1,562,925

Total Ohio				2,904,278

Oklahoma - 1.5%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	6.875%	11/1/23	1,300,000	1,325,038
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,071,110

Total Oklahoma				2,396,148

Pennsylvania - 3.5%
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.000%	1/1/27	1,000,000	1,025,480
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/28	1,400,000	1,409,324
Acts Retirement-Life Communities	5.000%	11/15/29	1,350,000	1,361,745
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/37	500,000	491,545
Host Marriot LP Project, Remarketed 10/31/95	7.750%	12/1/17	1,000,000	1,000,130	(b)
Performing Arts Charter School Project	6.000%	6/15/23	500,000	501,265	(e)

Total Pennsylvania				5,789,489

Puerto Rico - 1.5%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	500,000	387,135
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,500,000	1,042,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	1,500,000	1,012,875

Total Puerto Rico				2,442,810

Tennessee - 1.4%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	2,500,000	2,309,175

Texas - 23.6%
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,578,330	(b)(f)(g)
Burnet County, TX, Public Facility Project Revenue	7.500%	8/1/24	1,335,000	733,916
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/42	2,000,000	1,792,660
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/42	4,000,000	3,987,600	(b)
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible Cabs	0.000%	10/1/35	1,500,000	938,490
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	1,000,000	969,210	(b)

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas - 23.6% (continued)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	$2,000,000	$2,170,720
Houston, TX, Airport System Revenue, Special Facilities, Continental Airlines Inc. Projects	6.125%	7/15/27	2,750,000	2,750,385	(b)
Laredo, TX, ISD Public Facility Corp., Lease Revenue, AMBAC	5.000%	8/1/29	1,000,000	1,000,000
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	6,000,000	6,060,540
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	1,000,000	1,001,000
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,699,800
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	920,000	(c)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	2,000,000	2,185,320
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	4,000,000	4,424,240
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	1,500,000	1,532,220
Texas State Public Finance Authority:
Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	1,000,000	1,073,590
Uplift Education	5.750%	12/1/27	1,500,000	1,585,005
West Texas Detention Facility Corp. Revenue	8.000%	2/1/25	1,865,000	1,001,748
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	445,000	435,775

Total Texas				38,840,549

U.S. Virgin Islands - 1.6%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,692,525

Virginia - 1.8%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	1,000,000	1,005,350	(b)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	1,997,060	(b)

Total Virginia				3,002,410

West Virginia - 1.5%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	2,500,000	2,504,775

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $155,656,364)				156,595,701

SHORT-TERM INVESTMENTS - 3.8%
Florida - 3.0%
Liberty County, FL, IDR, Georgia Pacific Corp. Project	0.300%	10/1/28	4,900,000	4,900,000	(b)(h)(i)

New Hampshire - 0.6%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	0.290%	11/1/20	1,000,000	1,000,000	(b)(h)(i)

Pennsylvania - 0.2%
Mercer County, PA, GO	0.270%	10/1/31	300,000	300,000	(h)(i)

TOTAL SHORT-TERM INVESTMENTS (Cost - $6,200,000)				6,200,000

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

VALUE
TOTAL INVESTMENTS - 98.8% (Cost - $161,856,364#)	$162,795,701
Other Assets in Excess of Liabilities - 1.2%	1,953,452

TOTAL NET ASSETS - 100.0%	$164,749,153

(a)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	The coupon payment on these securities is currently in default as of January 31, 2014.

(d)	Illiquid security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Maturity date shown represents the mandatory tender date.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LOC	— Letter of Credit
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation

Summary of Investments by Industry†

Industrial Revenue	29.2%
Health Care	17.5
Transportation	13.4
Education	8.8
Water & Sewer	8.1
Leasing	6.5
Special Tax Obligation	6.1
Power	3.5
Solid Waste/Resource Recovery	1.0
Other	0.7
Local General Obligation	0.5
Housing	0.5
Pre-Refunded/Escrowed to Maturity	0.4
Short - Term Investments	3.8

100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of January 31, 2014 and are subject to change.

See Notes to Schedule of Investments.

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2014

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**

AA/Aa	2.2%
A	23.4
BBB/Baa	42.4
BB/Ba	8.1
B/B	3.4
A-1/VMIG 1	3.8
NR	16.7

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSROand are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$156,595,701	—	$156,595,701

Short-term investments†	—	6,200,000	—	6,200,000

Total investments	—	$162,795,701	—	$162,795,701

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	Total
Other financial instruments:
Futures contracts	$133,056	—	—	$133,056

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,182,342
Gross unrealized depreciation	(7,243,005)

Net unrealized appreciation	$939,337

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	46	3/14	$6,012,257	$6,145,313	$(133,056)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

Futures Contracts
Primary Underlying Risk	Unrealized Depreciation
Interest Rate Risk	$(133,056)

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$33,055
Futures contracts (to sell)	5,367,266

†	At January 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Municipal High Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014